U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                October 18, 2005
                                ----------------



                             PACIFIC FUEL CELL CORP.
                             -----------------------
        (Exact name of small business issuer as specified in its charter)



          Nevada                       0-28031                  80-0043875
          ------                       -------                  ----------
State or other jurisdiction      Commission File Number    (IRS Employer ID No.)
    of incorporation)


                               131 N. Tustin Ave.
                                    Suite 100
                                   Tustin, CA
                                   ----------
                    (Address of principal executive offices)

                                      92780
                                      -----
                                   (Zip Code)


                                 (714) 564-1693
                                 --------------
                           (Issuer's Telephone Number)

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Item 1.02 Termination of a Material Definitive Agreement

     We have taken all steps necessary to redeem the remaining outstanding convertible debentures placed with HEM Mutual Assurance, LLC. We have wired funds in the amount of $223,144 to HEM's attorney for an October 24, 2005 closing. As a result, 26,992,462 shares, representing all of our common shares remaining in escrow under the debenture agreement, will then be returned to us and canceled.

     The amount wired includes a $29,106 early redemption fee.

Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits

Number    Exhibit
------    -------

99.1      Press Release of Pacific Fuel Cell Corporation Dated October 21, 2005.









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

                                   SIGNATURES


     Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          PACIFIC FUEL CELL CORP.
                                          (Registrant)

                                          Dated: October 20, 2005


                                          By:/s/ Ken Inouye
                                             -----------------------------------
                                             Ken Inouye, Secretary

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